UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2025

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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2025, Corpay, Inc. (the "Company" or "Corpay") announced the appointment of Peter Walker as Chief Financial Officer ("CFO"), effective July 21, 2025. Most recently, Peter served as the CFO at Instructure Holdings, Inc. (NYSE: INST) (“Instructure”). During his tenure with Instructure, Peter led the privatization of Instructure with its sale to KKR. Prior to Instructure, Peter was CFO of Sterling Check Corp (NASDAQ: STER) and CFO of Jackson Hewitt. Prior to Jackson Hewitt, Peter spent over 17 years at Assurant in finance, accounting and strategy roles, finishing his career at Assurant as CFO and Chief Strategy Officer. He began his career at Ernest & Young, is a certified public accountant, and earned his bachelor’s degree in accounting from Miami University. Peter also holds an MBA from New York University – Leonard N. Stern School of Business.

Effective July 21, 2025, Peter's annual base salary will be $600,000 with a target bonus percentage under the Company’s annual cash incentive program of 66.67% of his base salary. In addition, Peter will receive the following equity grants upon his hiring: $1,240,000 (grant date fair value) in performance-based restricted stock that vests upon achievement of 2025 performance metrics and service requirements (prorated for the period of employment in 2025); $360,000 (grant date fair value) in performance-based restricted stock that cliff vests upon achievement of 2025, 2026 and 2027 performance metrics and service requirements (prorated for the period of employment in 2025); $600,000 (grant date fair value) in time-based restricted stock that vests ratably over 3 years; $1,200,000 (grant date fair value) in time-based stock options that vest ratably over 4 years; and $3,875,360 (grant date fair value) in performance based stock options that cliff vests upon achievement of 2026, 2027 and 2028 performance metrics and service requirements. Peter also will receive a one time grant of $1,000,000 (grant date fair value) in time-based restricted stock that vests over 1 year and an allowance for relocation expenses. The Company has also entered into an indemnification agreement on the Company’s standard form with Peter.

With Peter's appointment, interim CFO Alissa Vickery will return to her full-time role as Chief Accounting Officer.

A copy of the press release issued by the Company on June 10, 2025 regarding Peter's appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No. 99.1, Corpay, Inc. press release dated June 10, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

June 10, 2025	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Corpay, Inc. press release dated June 10, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)